Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Tax
Note 7 - Income Taxes

There was no current or deferred income tax expense (benefit) for the years ended December 31, 2016 and December 31, 2015.

The following table sets forth a reconciliation of the provision for income taxes to the statutory federal rate:

	Year Ended December 31,
	2016	2015
Statutory tax rate	35.00%	35.00%
State tax rate, net of federal tax	1.78%	1.90%
Other permanent items	0.00%	0.00%
Change in valuation allowance	(36.78)%	(36.90)%
Effective tax rate	(0.00)%	0.00%

Significant components of the deferred tax assets and liabilities are as follows:

	Year Ended December 31,
	2016	2015
Non-current deferred tax asset:
Oil and gas costs and long-lived assets	$11,500,697	$14,513,571
Derivative instruments	-	934,340
Net operating loss carry-forward	35,815,113	29,532,954
Valuation allowance	(47,315,809)	(44,980,865)
Net deferred tax asset (liability)	$-	$-

At December 31, 2016, we have a net operating loss carry forward of approximately $88 million expiring in 2021-2037 that is subject to certain limitations on an annual basis. A valuation allowance has been established against net operating losses where it is more likely than not that such losses will expire before they are utilized.

The Company incurred a change of control as defined by the Internal Revenue Code. Accordingly, the rules will limit the utilization of the Company’s net operating losses. The limitation is determined by multiplying the value of the stock immediately before the ownership change by the applicable long-term exempt rate. It is estimated that approximately $40.9 million of net operating losses may be subject to an annual limitation. Any unused annual limitation may be carried over to later years. The amount of the limitation may under certain circumstances be increased by the built-in gains in assets held by the Company at the time of the change that are recognized in the five-year period after the change.